Exhibit 10.1

IN MAKING AN INVESTMENT DECISION, THE INVESTOR MUST RELY ON HIS OWN EXAMINATION OF EUROSITE AND THE TERMS OF THE OFFERING, INCLUDING THE MERITS AND RISKS INVOLVED. THE SECURITIES OFFERED HEREBY HAVE NOT BEEN RECOMMENDED BY ANY FEDERAL OR STATE SECURITIES COMMISSION OR REGULATORY AUTHORITY. FURTHERMORE, THE FOREGOING AUTHORITIES HAVE NOT CONFIRMED THE ACCURACY OR DETERMINED THE ADEQUACY OF ANY OFFERING MATERIALS OR THIS DOCUMENT. ANY REPRESENTATION TO TH E CONTRARY ISA CRIMINAL OFFENSE.

THE SECURITIES OFFERED HEREBY ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. THE INVESTOR SHOULD BE AWARE THAT HE WILL BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME.

EUROSITE POWER INC.

Subscription Agreement

EuroSite Power Inc.
45 First Avenue
Waltham, MA 02451

Ladies and Gentlemen:

1. Subscription. The undersigned (the “Investor”) hereby agrees to purchase shares of common stock (the “Shares”) and a warrant to purchase Shares (the “Warrant” and together with the Shares (including the Shares underlying the Warrant to the extent the context permits), the “Securities”) of EuroSite Power Inc., a Delaware corporation (“EuroSite”), for the dollar amount set forth on the signature page hereto. The Warrant will be substantially in the form of Exhibit A.

THE INVESTOR UNDERSTANDS THAT AN INVESTMENT IN THE SECURITIES INVOLVES A HIGH DEGREE OF RISK, AND THAT THE SECURITIES (AND ANY SHARES ISSUED ON EXERCISE OF THE WARRANT) ARE SUBJECT TO RESTRICTIONS ON TRANSFER AND RESALE. THERE CAN BE NO ASSURANCES THAT THE INVESTOR WILL RECOVER ALL OR ANY PORTION OF THIS INVESTMENT.

2. Execution and Acceptance of Subscription Agreement. Upon the execution hereof by the Investor and full payment of the purchase price for the Securities, subject to acceptance by EuroSite, EuroSite will issue to the Investor the Securities subscribed for by the Investor. EuroSite has the absolute right to either accept or reject this subscription, in whole or in part.

3. Access to Information: Independent Investigation. The Investor hereby acknowledges that:

a. The Investor understands that EuroSite is a public company and files reports and other documents with the U.S. Securities and Exchange Commission (the “SEC”) under its EDGAR filing system. The Investor is urged to review these documents (the “SEC Filings”), which can be accessed at the SEC’s website at www.sec.gov. To the extent that the SEC Filings contain any projections of future performance or other “forward-looking information,” the Investor acknowledges that such forward-looking information is inherently uncertain and that EuroSite is unable to make any representation that any such events will or will not, in fact, occur.

b. In making the decision to purchase the Securities, the Investor and the Investor’s advisors have, prior to any sale to the Investor, been given access and the opportunity to examine all books and records of EuroSite, all contracts and documents relating to EuroSite, and an opportunity to ask questions of, and to receive answers from, EuroSite and to obtain any additional information necessary to verify the accuracy of the information provided to the Investor. The Investor and the Investor’s advisors have been furnished with all materials relating to the business, finances and operations of EuroSite and materials relating to the offer and sale of the Securities that have been requested.

c. No warranties or representations have been made to the Investor or the Investor’s advisors concerning EuroSite, its business or prospects, or other matters, by EuroSite, EuroSite’s officers or employees, or any other person or entity, except asset forth in this Subscription Agreement.

4. Investment Representations.

a. Restricted Securities. The Investor understands that the Securities are being offered and sold in reliance upon certain exemptions f rom the registration provisions of the Securities Act of 1933, as amended (together with the rules and regulations thereunder, the “Securities Act”), including Regulation D thereunder. The Investor agrees not to offer, sell, pledge, hypothecate or otherwise transfer or dispose of any of the Securities in the absence of an effective registration statement under the Securities Act covering such disposition, or an opinion of counsel, satisfactory to EuroSite, to the effect that registration under the Securities Act is not required in respect of such sale, pledge, hypothecation, transfer or disposition.

b. Illiquidity. The Investor has been advised that the Investor must be prepared to bear the economic risk of an investment in EuroSite for an indefinite period because the Securities are subject to restrictions on transfer under the U.S. federal securities laws, there is no trading market for the Warrant and there may be no or a limited trading market for the Shares EuroSite’s common stock is currently quoted on the OTCQB tier of the OTC Markets under the ticker symbol “EUSP”. EuroSite is not obligated to create or support a secondary market for any Securities.

c. Purchase for Own Account. The Investor represents that the Securities are and will be acquired, solely for the Investor’s own account for investment and not with a view to any subsequent sale or other transfer of all or any portion thereof except a sale or transfer permitted by applicable securities laws.

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d. Further Representations. The Investor further represents and warrants that:

(1)	The funds to be tendered as payment for the Securities will not represent funds borrowed by the Investor;

(2)	The Investor understands that the documents related to the Securities were prepared only for the use of qualified investors and agrees not to reproduce, copy or otherwise distribute or make any of such documents or information contained therein available to any other person (other than the Investor’s legal and tax advisors);

(3)	If not an individual, the Investor was not formed for the specific purpose of acquiring the Securities and the Investor is duly organized, validly existing and in good standing under the laws of its state of organization, has full power to execute, deliver and perform this Subscription Agreement and has received any necessary corporate or regulatory approvals to do so;

(4)	This Subscription Agreement has been duly executed and delivered by the Investor and constitutes a valid and binding obligation of the Investor, enforceable in accordance with its terms;

(5)	The execution of and performance of the transactions contemplated by this Subscription Agreement and compliance with their provisions by the Investor will not violate any provision of law and will not conflict with any agreement or other document that is binding on the Investor; and

(6)	The representations made by the Investor on the signature page of this Subscription Agreement are true and correct.

5. Representations of EuroSite. EuroSite hereby represents and warrants to the Investor as follows

a. Valid Organization. EuroSite is a corporation duly organized, validly existing and in good standing under the laws of Delaware. EuroSite has all requisite power and authority to carry on its business as now conducted.

b. Exchange Act Filings. EuroSite’s Form 10-K, as amended, for its 2013 fiscal year, as filed with the SEC, and any subsequent filings by EuroSite under the Securities Exchange Act of 1934, as amended (together with the rules and regulations thereunder, the “Exchange Act”), did not, as of their respective dates contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in light of the circumstances in which they were made, not misleading. Since the filing of such Form 10K, EuroSite has made all filings with the SEC required under the Exchange Act and the rules and regulations promulgated by the SEC thereunder.

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c. Authorization. All corporate and other action on the part of EuroSite necessary for the authorization, execution, delivery and performance of this Subscription Agreement and the consummation of the transactions contemplated herein has been taken. When executed and delivered by EuroSite, this Subscription Agreement will be the legal, valid and binding obligation of EuroSite, enforceable against EuroSite in accordance with its terms.

d. Validity of the Shares and the Warrant. The Shares will be, upon issuance pursuant to the terms hereof or upon exercise of the Warrant, duly and validly issued, fully paid and non-assessable. The Warrant will be, upon issuance pursuant to the terms hereof, eyelid and binding obligation of EuroSite, enforceable against it in accordance with its terms.

e. Consents. All consents, approvals, orders and authorizations required on the part of EuroSite in connection with the Execution, delivery or performance of this Subscription Agreement and the consummation of the transactions contemplated herein have been obtained, other than such filings required to be made after the closing under applicable federal and state securities laws.

f. No Conflict. The execution and delivery of this Subscription Agreement by EuroSite and the consummation of the transactions contemplated hereby and thereby will not conflict with or result in any violation of or default (with or without notice or lapse of time, or both) under, or give rise to a right of termination, cancellation or acceleration of any obligation or to a loss of a material benefit under (i) any provision of the organizational documents of EuroSite or (ii) any agreement or instrument, permit, franchise, license, judgment, order, statute, law, ordinance, rule or regulations, applicable to EuroSite or its properties or assets.

6. Expenses. The Investor and EuroSite shall each bear its own expenses incurred in connection with the negotiation and execution of this Subscription Agreement and the transactions contemplated hereby.

7. Miscellaneous.

a. Notices. When any notice is required or authorized hereunder, such notice shall be given in writing and shall be deemed effectively given: (i) upon personal delivery to the party to be notified, (ii) when sent by confirmed electronic mail or facsimile if sent during normal business hours of the recipient, and if not so confirmed, then on the next business day, (iii) five days after having been sent by registered or certified mail (or regular mail if registered or certified mail is unavailable in the country of the recipient), (iv) if sent within the U.S., one business day after deposit with a recognized overnight courier, specifying next business day delivery, with written verification of receipt or (v) if sent from the U.S. to an address outside the U.S. or if sent from outside the U.S. to an address within the U.S., five business days after deposit with an internationally recognized courier service if specifying that delivery be made within five business days with written verification of receipt. All notices and other communications shall be sent if sent to the Investor, to the address, fax number or email address of the Investor set forth on the signature page to this Subscription Agreement, as it may subsequently change on EuroSite’s books by notice f rom the Investor; and

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If to EuroSite, to:	EuroSite Power Inc.
45 First Avenue
Waltham, MA 02451
Attention: Chief Financial Officer
Fax No.: (781) 622-1027
Phone No.: (781) 622-1117

With a copy to:	Sullivan & Worcester LLP
One Post Off ice Square
Boston, MA 02109
Attention: Edwin L. Miller, Jr.
Fax No.: (617) 338-2880
Phone No.: (617) 338-2800

Such notices or communications shall be effective when received. If a notice or communication to Investor is sent in the manner provided above, it is duly given, whether or not the addressee receives it. EuroSite by notice to the Investor may designate additional or different addresses for subsequent notices or communications

b. Successors and Assigns. This Subscription Agreement shall be binding upon the heirs, executors, administrators, successors, and assignees of the Investor.

c. Choice of Law. This Subscription Agreement shall be governed by, and construed in accordance with, the internal laws of the State of New York and, to the extent it involves any United States statute or regulations, in accordance therewith.

d. Consent to Jurisdiction. The parties hereby consent and submit to the exclusive jurisdiction of the state and federal courts in New York City with respect to all disputes arising in connection with this Subscription Agreement.

e. Survival of Representations. The parties agree that all of the warranties, representations, acknowledgments, confirmations, covenants and promises made in this Subscription Agreement shall survive its execution and delivery.

f. Counterparts. This Subscription Agreement may be executed in any number of counterparts each of which shall be deemed an original and which, taken together, shall form one and the same agreement. Execution and delivery of this Subscription Agreement may be evidenced by faxed signatures.

g. Integration. This Subscription Agreement together with the Warrant is the complete and exclusive agreement between the parties with regard to the subject matter hereof and supersedes any and all prior discussions, negotiations and memoranda related hereto.

[Signature page and questionnaire immediately follow.]

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EuroSite Power Inc.

Signature Page to Subscription Agreement

By initialing the appropriate space below, the Investor hereby represents that the Investor is:

a corporation, a business trust, or a partnership, not formed for the specific purpose of acquiring the Securities, with total assets in excess of $5,000,000.
(initials)

/s/ BM	a natural person whose individual net worth, or joint net worth with his or her spouse, exceeds $1,000,000 (ignoring the net worth of a principal residence but only if positive).
(initials)

a natural person who had an individual income in excess of $200,000 in each of the two most recent years, or joint income with his or her spouse in access of $300,000 in each of those years, and has a reasonable expectation of reaching the same income level in the current year.
(initials)

a trust with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the Securities, whose purchase is directed by a sophisticated person as described Regulation D.
(initials)

an entity in which all of the equity owners fall within one of the categories set forth above.
(initials)

$1,000,000		Benjamin Zvi Melkman
Aggregate dollar amount being purchased á		Investor’s name á

2,000,000		/s/ Benjamin Zvi Melkman
Number of Shares being purchased á		Investor’s signature á

2,000,000
No. of Shares issuable upon exercise of the Warrant á		Investor’s Title, if any á

Address of the Investor â

Rue d’Italie, 10
1204 Geneve - Switzerland

ACCEPTED AND AGREED		Email address:
ben.melkman@brevanhoward.com
EUROSITE POWER INC.
		Fax number:	+41228840696
By:	/s/ Gabriel J. Parmese, CFO

Date:	10/8/2014

EXHIBIT A

Form of Warrant

EUROSITE POWER INC.

COMMON STOCK PURCHASE WARRANT

Warrant No.: 115

Issuance Date: October 8, 2014

Initial Registered Holder: Benjamin Zvi Melkman

No. of Warrant Shares: 2,000,000

Exercise Price per share (subject to adjustment): **$0.60**

Expiration Date: Close of business on the third year anniversary of the Issuance Date

EuroSite Power Inc., a corporation incorporated under the laws of the State of Delaware (the “Company”), hereby certifies that, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the registered holder hereof or its permitted assigns (the “Holder”), is entitled, subject to the terms set forth below, to purchase from the Company, at the Exercise Price (as defined above) then in effect, upon exercise of this Warrant (including any Warrants issued in exchange, transfer or replacement hereof, the “Warrant”), at any time or times on or after the Issuance Date but not after the Expiration Date (as defined above), fully paid and nonassessable shares of the Common Stock of the Company as set forth above as Warrant Shares. Except as otherwise defined herein, capitalized terms in this Warrant shall have the meanings set forth i n Section 15.

1. EXERCISE OF WARRANT.

(a) Mechanics of Exercise. Subject to the terms and conditions hereof, this Warrant may be exercised by the Holder on any day on or after the Issuance Date (each, an “Exercise Date”), in whole only, by delivery (whether via facsimile or otherwise) of a written notice, in the form attached hereto as Exhibit A (the “Exercise Notice”), of the Holder’s election to exercise this Warrant. Within one (1) Trading Day following an exercise of this Warrant as aforesaid, the Holder shall deliver payment to the Company of an amount equal to the Exercise Price in effect on the date of such exercise multiplied by the number of Warrant Shares (the “Aggregate Exercise Price”) in cash or via wire transfer of immediately available funds. The Holder shall deliver the original of this Warrant to the Company for cancellation within 10 days after the Exercise Date. On or before the first (1d) Trading Day following the date on which the Company has received an Exercise Notice, the Company shall transmit by facsimile an acknowledgment of confirmation of receipt of such Exercise Notice, in the form attached hereto as Exhibit B, to the Holder and the Company’s transfer agent (the “Transfer Agent”). On or before the third (3rd) Trading Day following the date on which the Company has received such Exercise Notice, the Company shall (X) provided that the Transfer Agent is participating in The Depository Trust Company (“DTC”) Fast Automated Securities Transfer Program, upon the request of the Holder, credit such aggregate number of shares of Common Stock to which the Holder is entitled pursuant to such exercise to the Holder’s or its designee’s balance account with DTC through its Deposit/Withdrawal at Custodian system, or (Y) if the Transfer Agent is not participating in the DTC Fast Automated Securities Transfer Program, issue and deliver to the Holder or, at the Holder’s instruction pursuant to the Exercise Notice, the Holder’s agent or designee, in each case, sent by reputable overnight courier to the address as specified i n the applicable Exercise Notice, a certificate, registered in the Company’s share register in the name of the Holder or its designee (as indicated in the applicable Exercise Notice), for the number of shares of Common Stock to which the Holder is entitled pursuant to such exercise. Upon delivery of an Exercise Notice, the Holder shall be deemed for all corporate purposes to have become the holder of record of the Warrant Shares with respect to which this Warrant has been exercised, irrespective of the date such Warrant Shares are credited to the Holder’s DTC account or the date of delivery of the certificates evidencing such Warrant Shares (as the case may be). The Company shall not be required to pay any stamp or other tax or governmental charge required to be paid in connection with any transfer involved in the issue of the Warrant Shares upon the exercise of Warrants; and in the event that any such transfer is involved, the Company shall not be required to issue or deliver any Warrant Shares until such tax or other charge shall have been paid or it has been established to the Company’s satisfaction that no such tax or other charge is due.

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(b) Exercise Price. The Exercise Price of this Warrant is set forth on the cover page, subject to adjustment as provided herein.

(c) Disputes. In the case of a dispute as to the determination of the Exercise Price or the arithmetic calculation of the number of Warrant Shares to be issued pursuant to the terms hereof, the Company shall promptly issue to the Holder the number of Warrant Shares that are not disputed.

(d) Insufficient Authorized Shares. From and after the Issuance Data the Company shall at all times keep reserved for issuance under this Warrant a number of shares of Common Stock at least equal to 100% of the maxi mum number of shares of Common Stock as shall be necessary to satisfy the Company’s obligation to issue shares of Common Stock hereunder (without regard to any limitation otherwise contained herein with respect to the number of shares of Common Stock that may be acquirable upon exercise of this Warrant).

2. ADJUSTMENT OF EXERCISE PRICE AND NUMBER OF WARRANT SHARES. The Exercise Price and number of Warrant Shares issuable upon exercise of this Warrant are subject to adjustment from time to time as set forth in this Section 2.

(a) Stock Dividends and Splits. Without limiting any provision of Section 2(b), if the Company, at any time on or after the Issuance Data (i) pays a stock dividend on one or more classes of its then outstanding shares of Common Stock or otherwise makes a distribution on any class of capital stock that is payable in shares of Common Stock, (ii) subdivides (by any stock split, stock dividend, recapitalization or otherwise) one or more classes of its then outstanding shares of Common Stock into a larger number of shares or (iii) combines (by combination, reverse stock split or otherwise) one or more classes of its then outstanding shares of Common Stock into a smaller number of shares, then in each such case the Exercise Price shall be multiplied by a fraction of which the numerator shall be the number of shares of Common Stock outstanding immediately before such event and of which the denominator shall be the number of shares of Common Stock outstanding immediately after such event. Any adjustment made pursuant to clause (i) of this paragraph shall become effective immediately after the record date f or the deter mi nation of stockholders entitled to receive such dividend or distribution, and any adjustment pursuant to clause (ii) or (iii) of this paragraph shall become effective immediately after the effective date of such subdivision or combination. If any event requiring an adjustment under this paragraph occurs during the period that an Exercise Price is calculated hereunder, then the calculation of such Exercise Price shall be adjusted appropriately to reflect such event.

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(b) Calculations. All calculations under this Section 2 shall be made by rounding to the nearest cent or the nearest 11100th of a share, as applicable. The number of shares of Common Stock outstanding at any given time shall not include shares owned or held by or for the account of the Company, and the disposition of any such shares shall be considered an issue or sale of shares of Common Stock.

3. RIGHTS UPON DISTRIBUTION OF ASSETS. In addition to any adjustments pursuant to Section 2 above, if the Company shall declare or make any dividend or other distribution of its assets (or rights to acquire its assets) to holders of Common Stock, by way of return of capital or otherwise (including, without limitation, any distribution of cash, stock or other securities, property or options by way of a dividend, spin off, reclassification, corporate rearrangement, scheme of arrangement or other similar transaction) (a “Distribution”), at any time after the issuance of this Warrant, then, in each such case, the Holder shall be entitled to participate in such Distribution to the same extent that the Holder would have participated therein if the Holder had held the number of shares of Common Stock acquirable upon complete exercise of this Warrant (without regard to any limitations on exercise hereof, including without limitation, the Maxi mum Percentage) immediately before the date on which a record is taken for such Distribution, or, if no such record is taken, the date as of which the record holders of shares of Common Stock are to be determined for the participation in such Distribution (provided, however, to the extent that the Holder’s right to participate in any such Distributions would result in the Holder exceeding the Maximum Percentage, then the Holder shall not be entitled to participate in such Distribution to such extent (or the beneficial ownership of any such shares of Common Stock as a result of such Distribution to such extent) and such Distribution to such extent shall be held in abeyance for the benefit of the Holder until such time, if OM, as its right thereto would not result in the Holder exceeding the Maximum Percentage).

4. PURCHASE RIGHTS; FUNDAMENTAL TRANSACTIONS.

(a) Purchase Rights. In addition to any adjustments pursuant to Section 2 above, if at any time the Company grants, issue or sells pro rata to all of the record holders of any class of Common Stock any Options Convertible Securities or rights to purchase stock, warrants, securities or other property, (the “Purchase Rights”), then the Holder will be entitled to acquire, upon the terms applicable to such Purchase Rights, the aggregate Purchase Rights which the Holder could have acquired if the Holder had held the number of shares of Common Stock acquirable upon complete exercise of this Warrant (without regard to any limitations on exercise hereof, including without limitation, the Maximum Percentage) immediately before the date on which a record is taken for the grant, issuance or sale of such Purchase Rights, or, if no such record is taken, the date as of which the record holders of shares of Common Stock are to be determined for the grant, issue or sale of such Purchase Rights (provided, however, to the extent that the Holder’s right to participate in any such Purchase Right would result in the Holder exceeding the Maximum Percentage, then the Holder shall not be entitled to participate in such Purchase Right to such extent (or beneficial ownership of such shares of Common Stock as a result of such Purchase Right to such extent) and such Purchase Right to such extent shall be held in abeyance for the Holder until such time, if ever, as its right thereto would not result in the Holder exceeding the Maximum Percentage).

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(b) Fundamental Transactions. Upon the consummation of a Fundamental Transaction, the registered holder shall have the right thereafter to receive, upon exercise of the Warrant, the same amount and kind of securities, cash or property as it would have been entitled to receive upon the occurrence of such Fundamental Transaction if it had been, immediately prior to such Fundamental Transaction, the holder of the number of Warrant Shares then issuable upon exercise in full of the Warrant without regard to any limitations on exercise contained in the Warrant. The Company shall not effect any such Fundamental Transaction unless prior to or simultaneously with the consummation thereof, any successor to the Company, surviving entity or the corporation purchasing or otherwise acquiring such assets or other appropriate corporation or person shall assume the Warrant and the obligation to deliver to the registered holder may be entitled to receive, and the other obligations under the Warrant.

5. NONCIRCUMVENTION. The Company hereby covenants and agrees that the Company will not, by amendment of its certificate of incorporation, bylaws or through any reorganization, transfer of assets, consolidation, merger, scheme of arrangement, dissolution, issue or sale of securities, or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, and will at all times in good faith carry out all the provisions of this Warrant and take all action as may be required to protect the rights of the Holder. Without limiting the generality of the foregoing, the Company (i) shall not increase the par value of any shares of Common Stock receivable upon the exercise of this Warrant above the Exercise Price then in effect, (ii) shall take all such actions as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and non-assessable shares of Common Stock upon the exercise of this Warrant, and (iii) shall, so long as any of the Warrants are outstanding, take all action necessary to reserve and keep available out of its authorized and unissued shares of Common Stock, solely for the purpose of effecting the exercise of the Warrants, the maximum number of shares of Common Stock as shall from time to time be necessary to effect the exercise of the Warrants then outstanding (without regard to any limitations on exercise).

6. WARRANT HOLDER NOT DEEMED A STOCKHOLDER. Except as otherwise specifically provided herein, the Holder, solely in its capacity as a holder of this Warrant, shall not be entitled to vote or receive dividends or be deemed the holder of share capital of the Company for any purpose, nor shall anything contained in this Warrant be construed to confer upon the Holder, solely in its capacity as the Holder of this Warrant, any of the rights of a stockholder of the Company or any right to vote, give or withhold consent to any corporate action (whether any reorganization, issue of stock, reclassification of stock, consolidation, merger, conveyance or otherwise), receive notice of meetings, receive dividends or subscription rights, or otherwise, prior to the issuance to the Holder of the Warrant Shares which it is then entitled to receive upon the due exercise of this Warrant. In addition, nothing contained in this Warrant shall be construed as imposing any liabilities on the Holder to purchase any securities (upon exercise of this Warrant or otherwise) or as a stockholder of the Company, whether such liabilities are asserted by the Company or by creditors of the Company. Notwithstanding this Section 6, the Company shall provide the Holder with copies of the same notices and other information given to the stockholders of the Company generally, contemporaneously with the giving thereof to the stockholders.

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7. REISSUANCE OF WARRANTS.

(a) Transfer of Warrant. This Warrant may be transferred only with respect to the entire number of shares of Common Stock subject hereto. If this Warrant is to be transferred, the Holder shall surrender this Warrant to the Company, whereupon the Company will forthwith issue and deliver upon the order of the Holder a new Warrant (in accordance with Section 7(c)), registered as the Holder may request, representing the right to purchase only the full number of Warrant Shares.

(b) Lost, Stolen or Mutilated Warrant. Upon receipt by the Company of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant (as to which a written certification and the indemnification contemplated below shall suffice as such evidence), and, in the case of loss, theft or destruction, of any indemnification undertaking by the Holder to the Company in customary and reasonable form and, in the case of mutilation, upon surrender and cancellation of this Warrant, the Company shall execute and deliver to the Holder a new Warrant representing the right to purchase the Warrant Shares then underlying this Warrant.

(c) Issuance of New Warrants. Whenever the Company is required to issue a new Warrant pursuant to the terms of this Warrant, such new Warrant (i) shall be of like tenor with this Warrant, (ii) shall represent, as indicated on the face of such new Warrant, the right to purchase the Warrant Shares then underlying this Warrant, (iii) shall have an issuance date, as indicated on the face of such new Warrant which is the same as the Issuance Date, and (iv) shall have the same rights and conditions as this Warrant.

8. NOTICES. The Company shall provide the Holder with prompt written notice of all actions taken pursuant to this Warrant, including in reasonable detail a description of such action and the reason therefor. Notice shall be given to the Holder at its address as shown on the books and records of the Company. Without limiting the generality of the foregoing, the Company will give written notice to the Holder (i) promptly upon each adjustment of the Exercise Price and the number of Warrant Shares, setting forth in reasonable detail, and certifying, the calculation of such adjustment(s) and (ii) at least fifteen (15) days prior to the date on which the Company closes its books or takes a record (A) with respect to any dividend or distribution upon the Common Stock, (B) with respect to any grants, issuances or sales of any Options, Convertible Securities or rights to purchase stock, warrants, securities or other property to holders of Common Stock or (C) for determining rights to vote with respect to any Fundamental Transaction, dissolution or liquidation, provided in each case that such information shall be made known to the public prior to or in conjunction with such notice being provided to the Holder and (iii) at least five (5) Trading Days prior to the consummation of any Fundamental Transaction. To the extent that any notice provided hereunder constitutes, or contains, material, non-public information regarding the Company or any of its Subsidiaries, the Company shall simultaneously file such notice with the SEC pursuant to a Current Report on Form 8-K. It is expressly understood and agreed that the time of execution specified by the Holder in each Exercise Notice shall be definitive and may not be disputed or challenged by the Company.

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9. AMENDMENT AND WAIVER. Except as otherwise provided herein, the provisions of this Warrant may be amended and the Company may take any action herein prohibited, or omit to perform any act herein required to be performed by it, only if the Company has obtained the written consent of the Holder. No waiver shall be effective unless it is in writing and signed by an authorized representative of the waiving party.

10. SEVERABILITY. If any provision of this Warrant is prohibited by law or otherwise determined to be invalid or unenforceable by a court of competent jurisdiction, the provision that would otherwise be prohibited, invalid or unenforceable shall be deemed amended to apply to the broadest extent that it would be valid and enforceable, and the invalidity or unenforceability of such provision shall not affect the validity of the remaining provisions of this Warrant so long as this Warrant as so modified continues to express, without material change, the original intentions of the parties as to the subject matter hereof and the prohibited nature, invalidity or unenforceability of the provision(s) in question does not substantially impair the respective expectations or reciprocal obligations of the parties or the practical realization of the benefits that would otherwise be conferred upon the parties. The parties will endeavor in good faith negotiations to replace the prohibited, invalid or unenforceable provision(s) with a valid provision(s), the effect of which comes as close as possible to that of the prohibited, invalid or unenforceable provision(s).

11. GOVERNING LAW; AGENT FOR SERVICE; SUBMISSION TO JURISDICTION; WAIVER OF IMMUNITIES.

(a) This Warrant shall be governed by and construed and enforced in accordance with the laws of the State of New York, without giving effect to conflict of laws principles thereof,

(b) With respect to any dispute related to this Warrant, the Company and the Holder irrevocably submits to the jurisdiction of the State and Federal courts sitting in New York City, which jurisdiction shall be exclusive.. Any process or summons to be served upon the Company or the Holder may be served by transmitting a copy thereof by registered or certified mail, return receipt requested, postage prepaid, addressed to it at the address set forth in Section 8 hereof Such mailing shall be deemed personal service and shall be legal and binding upon the Company and the Holder in any action, proceeding or claim. The Company and the Holder agree that the prevailing party(ies) in any such action shall be entitled to recover from the other party(ies) all of its reasonable attorneys’ fees and expenses relating to such action or proceeding and/or incurred in connection with the preparation therefor. The Company (on its behalf and, to the extent permitted by applicable law, on behalf of its stockholders and affiliates) and the Holder hereby irrevocably waive, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Agreement or the transactions contemplated hereby.

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12. CONSTRUCTION; HEADINGS. This Warrant shall be deemed to be jointly drafted by the Company and the Holder and shall not be construed against any Person as the drafter hereof. The headings of this Warrant are for convenience of reference and shall not form part of, or affect the interpretation of, this Warrant.

13. REMEDIES, CHARACTERIZATION, OTHER OBLIGATIONS, BREACHES AND INJUNCTIVE RELIEF. The remedies provided in this Warrant shall be cumulative and in addition to all other remedies available under this Warrant, at law or in equity (including a decree of specific performance and/or other injunctive relief), and nothing herein shall limit the right of the Holder to pursue actual and consequential damages for any failure by the Company to comply with the terms of this Warrant. The Company covenants to the Holder that there shall be no characterization concerning this instrument other than as expressly provided herein. The Company shall provide all information and documentation to the Holder that is requested by the Holder to enable the Holder to confirm the Company’s compliance with the terms and conditions of this Warrant. The issuance of shares and certificates for shares as contemplated hereby upon the exercise of this Warrant shall be made without charge to the Holder or such shares for any issuance tax or other costs in respect thereof, provided that the Company shall not be required to pay any tax which may be payable i n respect of any transfer involved in the issuance and delivery of any certificate in a name other than the Holder or its agent on its behalf.

14. TRANSFER. This Warrant may be offered for sale, sold, transferred or assigned only in compliance with the U.S. Federal securities laws, and the Holder and the transferee agree to execute such documents as are requested by the Company in connection therewith.

15. CERTAIN DEFINITIONS. For purposes of this Warrant, the following terms shall have the following meanings:

(a) “Business Day” means any day other than Saturday, Sunday or other day on which commercial banks in The City of New York are authorized or required by law to remain closed.

(b) “Common Stock” means the Company’s Common Stock, $0.001 par value per share, and (ii) any capital stock into which such Common Stock shall have been changed or any share capital resulting from a reclassification of such Common Stock.

(c) “Convertible Securities” means any stock or other security (other than Options) that is at any time and under any circumstances, directly or indirectly, convertible into, exercisable or exchangeable for, or which otherwise entitles the holder thereof to acquire, any shares of Common Stock.

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(d) “Expiration Date” means the date that is the third anniversary of the Issuance Date or, if such date falls on a day other than a Business Day or on which trading does not take place on the Principal Market (a “Holiday”), the next date that is not a Holiday.

(e) “Fundamental Transaction” means that the Company or any of its Subsidiaries shall, directly or indirectly, in one or more related transactions, (1) consolidate or merge with or into (whether or not the Company or any of its Subsidiaries is the surviving corporation) any other Person, or (2) sell, lease, license, assign, transfer, convey or otherwise dispose of all or substantially all of its respective properties or assets to any other Person, or (3) allow any other Person to make a purchase, tender or exchange offer that is accepted by the holders of more than 50% of the outstanding shares of Voting Stock of the Company (not including any shares of Voting Stock of the Company held by the Person or Persons making or party to, or associated or affiliated with the Persons making or party to, such purchase, tender or exchange offer), or (4) consummate a stock or share purchase agreement or other business combination (including, without limitation, a reorganization, recapitalization, spin-off or scheme of arrangement) with any other Person whereby such other Person acquires more than 50% of the outstanding shares of Voting Stock of the Company (not including any shares of Voting Stock of the Company held by the other Person or other Persons making or party to, or associated or affiliated with the other Persons making or party to, such stock or share purchase agreement or other business combination), or (5) (I) reorganize, recapitalize or reclassify the Shares of Common Stock, (II) effect or consummate a stock combination, reverse stock split or other similar transaction involving the Shares of Common Stock or (III) make any public announcement or disclosure with respect to any stock combination, reverse stock split or other similar transaction involving the Shares of Common Stock (including, without limitation, any public announcement or disclosure of (x) any potential, possible or actual stock combination, reverse stock split or other similar transaction involving the Shares of Common Stock or (y) board or stockholder approval thereof, or the intention of the Company to seek board or stockholder approval of any stock combination, reverse stock split or other similar transaction involving the Common Stock) (for the avoidance of doubt, this subsection shall not include any forward splits or dividends on the Common Stock).

(f) “Initial Per Share Offering Price” means **$0.60**.

(g) “Options” means any rights, warrants or options to subscribe for or purchase shares of Common Stock or Convertible Securities.

(h) “Person” means an individual, a limited liability company, a partnership, a joint venture, a corporation, a trust, an unincorporated organization, any other entity or a government or any department or agency thereof.

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(i) “Principal Market” means the over-the-counter Bulletin Board.

(j) “Subsidiary” means any Person in which the Company, directly or indirectly, (i) owns 50% or more of the outstanding capital stock or holds any equity or similar interest of such Person or (ii) controls or operates all or any part of the business, operations or administration of such Person, and all of the foregoing.

(k) “Trading Day” means any day on which the Common Stock is traded on the Principal Market, or, if the Principal Market is not the principal trading market for the Common Stock, then on the principal securities exchange or securities market on which the Common Stock is then traded, provided that “Trading Day” shall not include any day on which the Common Stock are scheduled to trade on such exchange or market for less than 4.5 hours or any day that the Common Stock are suspended f rom trading during the final hour of trading on such exchange or market (or if such exchange or market does not designate in advance the closing time of trading on such exchange or market, then during the hour ending at 4:00:00 p.m., New York time) unless such day is otherwise designated as a Trading Day in writing by the Holder.

(l) “Voting Stock” of a Person means capital stock of such Person of the class or classes pursuant to which the holders thereof have the general voting power to elect, or the general power to appoint, at least a majority of the board of directors, managers or trustees of such Person (irrespective of whether or not at the time capital stock of any other class or classes shall have or might have voting power by reason of the happening of any contingency).

[signature page follows]

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IN WITNESS WHEREOF, the Company has caused this Warrant to be duly executed as of the Issuance Date set out above.

EUROSITE POWER INC.

By:	/s/ Gabriel J. Parmese
Name: Gabriel J. Parmese
Title: CFO

Exhibit A

EXERCISE NOTICE

TO BE EXECUTED BY THE REGISTERED HOLDER TO EXERCISE THIS
WARRANT

EUROSITE POWER INC.

The undersigned holder hereby exercises the right to purchase ____________ shares of Common Stock (“Warrant Shares”) of EuroSite Power Inc., a corporation formed under the laws of the State of Delaware (the “Company”), evidenced by Warrant No. _______ (the “Warrant”). Capitalized terms used herein and not otherwise defined shall have the respective meanings set forth in the Warrant.

1. Form of Exercise Price. The exercise price shall be payable in cash by wire transfer to the account designated by the Company.

2. Delivery of Warrant Shares. The Company shall deliver to Holder, or its designee or agent as specified below, __________ Warrant Shares in accordance with the terms of the Warrant. Delivery shall be made to Holder, or for its benefit, to the following address:

Date: ______________ __, ____

Name of Registered Holder

By:
Name:
Title:

Exhibit B

ACKNOWLEDGMENT

The Company hereby acknowledges this Exercise Notice and hereby directs ___________ to issue the above indicated number of shares of Common Stock in accordance with the Transfer Agent Instructions dated ______________, 20__, from the Company and acknowledged and agreed to by _____________________.

EUROSITE POWER INC.

By:
Name:
Title: